UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2021

Eagle Bancorp Montana, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-34682 (Commission File Number)	27-1449820 (IRS Employer Identification No.)
1400 Prospect Ave. Helena, MT 59601 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (406) 442-3080

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☒         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Common Stock, par value $0.01 per share	Trading Symbol(s) EBMT	Name of each exchange on which registered Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 1.01         Entry into a Material Definitive Agreement

On September 30, 2021, Eagle Bancorp Montana, Inc. (“Eagle”) and Eagle’s wholly-owned subsidiary, Opportunity Bank of Montana, a Montana chartered commercial bank (“Opportunity Bank”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with First Community Bancorp, Inc., a Montana corporation (FCB), and FCB’s wholly-owned subsidiary, First Community Bank, a Montana chartered commercial bank. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, FCB will merge with and into Eagle, with Eagle continuing as the surviving corporation (the “Merger”).

Immediately following the effective time of the Merger, First Community Bank is expected to merge with and into Opportunity Bank (the “Bank Merger”), with Opportunity Bank surviving and continuing its corporate existence under the name “Opportunity Bank of Montana.”

Merger Consideration

Subject to the terms and conditions of the Merger Agreement, which has been approved by the Boards of Directors of Eagle and FCB, upon completion of the Merger, each outstanding share of FCB common stock will be converted into the right to receive (i) $276.32 in cash and (ii) 37.7492 shares of Eagle common stock, subject to the payment of cash in lieu of fractional shares (the “Merger Consideration”). Each outstanding share of Eagle common stock will remain outstanding and be unaffected by the Merger.

Corporate Governance Matters

The directors of Eagle immediately prior to the closing of the Merger will be the directors of the surviving entity as of the closing plus the addition of Samuel D. Waters, the current President and Chairman of the Board of FCB. The executive officers of Eagle immediately prior to the closing of the Merger will be the executive officers of the surviving entity as of the closing of the Merger.

Certain Other Terms and Conditions of the Merger Agreement

The Merger Agreement contains customary representations and warranties from both Eagle and FCB and each have agreed to customary covenants, including, among others, covenants on the part of FCB relating to: (i) the conduct of FCB business during the interim period between the execution of the Merger Agreement and the completion of the Merger; (ii) FCB’s obligation to convene and hold a meeting of its shareholders to consider and vote upon the approval of the Merger Agreement; (iii) subject to certain exceptions, the recommendation by the Board of Directors of FCB that FCB shareholders approve the Merger Agreement; and (iv) its non-solicitation obligations relating to alternative acquisition proposals. Eagle has agreed to: (i) convene and hold a meeting of its shareholders to consider and vote upon the approval of the Merger Agreement, including the issuance of Eagle common stock pursuant to the Merger; (ii) subject to certain exceptions, the recommendation by the Board of Directors of Eagle that Eagle shareholders approve the Merger Agreement, including the issuance of Eagle common stock pursuant to the Merger; and (ii) file a registration statement for the Eagle common stock to be issued in connection with the Merger.

Completion of the Merger is subject to certain customary conditions, including, among others: (i) approval of the Merger Agreement by the shareholders of FCB; (ii) approval of the Merger Agreement, including the issuance of Eagle common stock pursuant to the Merger, by the shareholders of Eagle; (iii) receipt of required regulatory approvals; (iv) the absence of any law or order prohibiting the completion of the Merger; (iv) the effectiveness of the registration statement for the Eagle common stock to be issued in connection with the Merger; and (v) the quotation and listing of the Eagle common stock to be issued in the Merger on the Nasdaq Global Market.

In addition, Eagle’s obligation to complete the Merger is subject to the satisfaction of certain conditions by FCB, including (i) the Board of Directors of FCB shall not have withheld, withdrawn or modified its recommendation to its shareholders to approve the Merger Agreement and the transactions contemplated thereby and shall not have approved any alternative acquisition proposal, (ii) the receipt of all material consents, approvals and waivers required as a result of the Merger pursuant to certain contracts, (iii) the holders of no more than 5% of FCB common stock shall have exercised their appraisal rights, (iv) FCB adjusted tangible stockholders’ equity must be not less than $29.5 million and (v) Eagle’s receipt of executed claims letters and restrictive covenant agreements by certain officers and/or directors of FCB and First Community Bank.

The Merger Agreement contains certain termination rights for Eagle and FCB, as the case may be, applicable upon: (i) mutual consent; (ii) denial of any required regulatory approval; (iii) a breach by the other party that is not or cannot be cured within 30 days’ notice of such breach if such breach would result in a failure of the conditions to closing set forth in the Merger Agreement; (iv) Eagle’s or FCB shareholders’ failure to approve the Merger Agreement by the required vote, provided that the specified discussion period in which the parties will negotiate to potentially restructure the transaction shall have elapsed; or (v) failure to complete the Merger by June 30 , 2022 (subject to a three month extension exercisable by either party if all conditions have been met other than receipt of required regulatory approvals).

Eagle may also terminate the Merger Agreement: (i) upon the FCB Board’s withdrawal, qualification or modification of its recommendation that FCB shareholders approve the Merger Agreement; (ii) if the FCB Board has adopted, approved, recommended, endorsed or otherwise declared advisable the adoption of any alternative acquisition proposal; (iii) if FCB fails to substantially comply with its “no-shop” obligations under the Merger Agreement or its obligation to call, give notice of, convene and hold its shareholders meeting; or (iv) if (A) the average closing price of Eagle’s common stock calculated in accordance with the Merger Agreement exceeds $25.25 per share, (B) Eagle’s common stock outperforms a peer-group index (the Nasdaq Bank Index) by more than 15% and (C) Eagle does not elect to adjust the Stock Consideration by a formula-based amount.

FCB may also terminate the Merger Agreement if (i) the average closing price of Eagle’s common stock calculated in accordance with the Merger Agreement is below $18.67 per share, (B) Eagle’s common stock underperforms a peer-group index (the Nasdaq Bank Index) by more than 15% and (C) Eagle does not elect to increase the Stock Consideration by a formula-based amount.

If either party terminates the Merger Agreement due to specified breaches of the Merger Agreement by the other party, the breaching party will be required to pay the non-breaching party a termination fee of $400,000. The Merger Agreement also provides that FCB must pay Eagle a break-up fee of $1,600,000 if the Merger Agreement is terminated in certain circumstances.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference thereto. The Merger Agreement has been attached as an exhibit to this report in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other information about Eagle, FCB, or their respective subsidiaries and affiliates. The representations and warranties contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Eagle. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Eagle, FCB, their respective affiliates, or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a joint proxy statement for Eagle and FCB and a prospectus of Eagle, as well as in the Form 10-K, Form 10-Q and other filings that Eagle makes with the SEC.

Shareholder Support Agreements

Concurrently with the execution of the Merger Agreement, the directors and executive officers of FCB and First Community Bank who hold FCB common stock have entered into company shareholder support agreements with Eagle pursuant to which such directors and executive officers have agreed, among other things, to vote their shares of FCB common stock in favor of the proposed transaction. The form of company shareholder support agreement is filed as Exhibit A-1 to the Merger Agreement filed as Exhibit 2.1 hereto and the foregoing summary is qualified in its entirety by reference to such exhibit.

In addition, concurrently with the execution of the Merger Agreement, the directors and executive officers of Eagle who hold Eagle common stock have entered into buyer shareholder support agreements with FCB pursuant to which such directors and executive officers have agreed, among other things, to vote their shares of Eagle common stock in favor of the Merger Agreement, including the issuance of shares of Eagle common stock pursuant to the Merger. The form of buyer shareholder support agreement is filed as Exhibit A-2 to the Merger Agreement filed as Exhibit 2.1 hereto and the foregoing summary is qualified in its entirety by reference to such exhibit.

Cautionary Notice Regarding Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), and is intended to be protected by the safe harbor provided by the same. Forward-looking statements are based on current expectations, estimates and projections about Eagle’s and FCB’s businesses, beliefs of FCB’s and Eagle’s management and assumptions made by Eagle and FCB management. Any statement that does not describe historical or current facts is a forward-looking statement, including statements regarding the expected timing, completion and effects of the proposed transactions and Eagle’s and FCB’s expected financial results, prospects, targets, goals and outlook. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could,” or “may,” or by variations of such words or by similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”) which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

Future factors include, but are not limited to, the following: the occurrence of any event, change or other circumstances that could give rise to the rights of one or both of the parties to terminate the Merger Agreement; failure to obtain the approval of shareholders of Eagle or FCB in connection with the merger; the timing to consummate the proposed merger; the risk that a condition to closing of the proposed merger may not be satisfied; the risk that a regulatory approval that may be required for the proposed merger is not obtained or is obtained subject to conditions that are not anticipated; the parties’ ability to achieve the synergies and value creation contemplated by the proposed merger; the parties’ ability to promptly and effectively integrate the businesses of Eagle and FCB, including unexpected transaction costs, including the costs of integrating operations, severance, professional fees and other expenses; the risk that any arrangements relating to the proposed combination could have adverse effects on the market price of the common stock of Eagle; the diversion of management time on issues related to the merger; the failure to consummate or any delay in consummating the merger for other reasons; changes in laws or regulations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers and employees by competitors; the difficulties and risks inherent with entering new markets; and changes in general economic conditions. For additional information concerning factors that could cause actual conditions, events or results to materially differ from those described in the forward-looking statements, please refer to the factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Eagle’s most recent Form 10‑K report and to Eagle’s most recent Form 8‑K reports, which are available online at www.sec.gov. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Eagle, FCB or, if the Merger is consummated, the combined company.

Item 7.01         Regulation FD Disclosure

Eagle will also discuss the Merger and the Bank Merger in a conference call on October 1, 2021 at 9:00 a.m. Mountain Time. The slide show presentation related to the Merger and the Bank Merger and made available in connection with the conference call is attached hereto as Exhibit 99.2 and furnished herewith, and shall not be deemed “filed” for any purpose under Section 18 of the Exchange Act. Such information may be incorporated by reference in another filing under the Exchange Act or the Securities Act only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 8.01         Other Events

A copy of the press release issued by Eagle announcing the transaction is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

In connection with the Merger, Eagle released an employee communication on October 1, 2021. A copy of the employee communication is attached hereto as Exhibit 99.3 and incorporated herein by reference.

All information included in the press release, the slide show presentation and employee communication is presented as of the respective dates thereof, and Eagle does not assume any obligation to correct or update such information in the future.

Additional Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving Eagle and FCB. Eagle will file a registration statement on Form S‑4 with the United States Securities and Exchange Commission (the “SEC”), which will include a joint proxy statement of Eagle and FCB and a prospectus of Eagle, as well as other relevant documents concerning the proposed merger. This communication (including the documents referred to herein) does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. WE URGE INVESTORS AND SHAREHOLDERS OF EAGLE AND FCB TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS, AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A definitive joint proxy statement/prospectus will be mailed to shareholders of Eagle and FCB in advance of their respective shareholder meetings. Investors and shareholders of Eagle and FCB are urged to read the entire joint proxy statement/prospectus and other documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information. Investors and shareholders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Eagle through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Eagle will be available free of charge on Eagle’s Internet website or by contacting Eagle’s Corporate Secretary, 1400 Prospect Avenue, Helena, Montana 59601, Telephone (406) 442-3080. The contents of the Eagle website is not deemed to be incorporated by reference into this Form 8-K, the registration statement or the joint proxy statement/prospectus.

Participants in the Solicitation

Eagle, FCB, their respective directors and executive officers and other members of management and employees may be considered participants in the solicitation of proxies in connection with the proposed Merger. Information about the directors and executive officers of Eagle is set forth in its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on March 10, 2021 and its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01         Financial Statements and Exhibits

(d) The following exhibits are filed or finished as part of this report:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 30, 2021, by and among Eagle Bancorp Montana, Inc., Opportunity Bank of Montana, First Community Bancorp, Inc. and First Community Bank.

99.1	Press release dated October 1, 2021, issued by Eagle Bancorp Montana, Inc.

99.2	Slide Show Presentation made available by Eagle Bancorp Montana, Inc. in connection with the Conference Call related to the Merger on October 1, 2021.

99.3	Employee Communication of Eagle Bancorp Montana, Inc. dated October 1, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP MONTANA, INC.
Date: October 1, 2021	By:	/s/ Peter J. Johnson Peter J. Johnson President and Chief Executive Officer